Exhibit 99.1
Old National Bancorp Investment Thesis Financial Data as of 9-30-11

Forward-Looking Statement This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to Old National's financial condition, asset and credit quality trends, capital, liquidity and the financial benefits and other effects of the acquisition of certain assets and assumption of certain liabilities of Integra Bank from the FDIC. Forward-looking statements can be identified by the use of the words "anticipate," "believe," "expect," "intend," "could" and "should," and other words of similar meaning. Forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to; market, economic, operational, liquidity, credit and interest rate risks associated with Old National's business, competition, government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations to be issued thereunder), ability of Old National to execute its business plan, including the integration of the acquired Integra Bank assets and liablities, changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits, failure or circumvention of Old National's internal controls, failure or disruption of our information systems, significant changes in accounting, tax or regulatory practices or requirements, new legal obligations or liabilities or unfavorable resolutions of litigations, other matters discussed in this presentation and other factors identified in the Company's Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date of this presentation, and Old National undertakes no obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation.

Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

The Old National Distinction Through execution of a sound strategy, ONB is well positioned for the future Strengthen the risk profile Consistent application of conservative underwriting standards has led to strong loan quality relative to peers 3Q11 net charge-offs of .50% vs. 3Q11 peer average of .88% 3Q11 loans 90+ days of .03% vs. 2Q11 peer average of .57% Enhance management discipline Disciplined approach to managing expenses and improving efficiencies company wide has yielded positive results Strongly capitalized, liquid balance sheet with the flexibility to take advantage of opportunities in the market place 3Q11 tangible common equity of 8.40% Tier 1 capital of 12.2% and total risk-based capital of 13.7% Loan to deposit ratio at 3Q11 of 70.7% vs. 2Q11 peer average of 78.9% Achieve consistent, quality earnings Improving balance sheet mix has lead to expanding net interest margin 3Q11 of 3.96% vs. 2Q11 of 3.67% CONSISTENCY

Strong 3Q11 Performance Net income of $16.8 million, or $.18 per share Vs. $17.0 million, or $.18 per share, in 2Q11 Vs. $11.9 million, or $.13 per share, in 3Q10 Net interest margin expanded 3.96% in 3Q11 vs. 3.67% in 2Q11 Revenues, net of securities gains, increased 11.0% over 2Q11 and 25.9% over 3Q10 Continued progress on efficiency initiatives

Adapting and Reshaping our Business For Growth Streamlining processes to make it simple, easy and fast for clients to do business with Old National Commercial Banking Unit 2nd review committee for new lending opportunities Focus on cross sell of insurance and wealth management Introduction of Quick Home Refi product Elimination of free checking Increasing the net interest margin Improving the earning asset mix Growing core deposits Reducing wholesale funding Monroe Bancorp and Integra Bank acquisitions

Pre-Tax, Pre-Provision Income1 ($ in millions) 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 Total Revenues $91.6 $98.1 $98.1 $96.1 $96.2 $104.2 $105.9 $119.9 Less: Provision for Loan Losses (21.8) (9.3) (8.0) (6.4) (7.1) (3.3) (3.2) .1 Less: Noninterest Expense (90.8) (77.1) (77.9) (76.1) (83.3) (79.9) (79.8) (95.2) Pre-tax Income $(21.0) $11.7 $12.2 $13.6 $5.8 $21.0 $22.9 $24.8 Add: Provision for Loan Losses 21.8 9.3 8.0 6.4 7.1 3.3 3.2 (.1) Pre-Tax, Pre-Provision Income1 $.8 $21.0 $20.2 $20.0 $12.9 $24.3 $26.1 $24.7 Less: Securities Gains/Losses 3.2 (3.0) (3.2) (3.2) (3.7) (1.2) (.5) (2.9) Add: Merger and Integration Expenses -0- -0- -0- -0- -0- 3.5 2.2 6.8 Pre-Tax, Pre-Provision Income, Net of Securities Gains and Merger and Integration Expenses1 $4.0 $18.0 $17.0 $16.8 $9.2 $26.6 $27.8 $28.6 1Non-GAAP financial measures management believes is useful in evaluating the financial results of the Company 2.9% 70.2% 24.8% 13.2%

Net Interest Margin 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 ONB Core 0.0333 0.034 0.0342 0.0346 0.0341 0.0329 0.0328 Monroe Accretion 0.0021 0.0038 0.0029 Integra Accretion 0.0039 Net interest margin1 increased 29 bps2 to 3.96% Includes 29 bps and 39 bps, respectively, from accretion of balance sheet marks relating to Monroe and Integra 1 Fully taxable equivalent basis 2 3Q11 vs. 2Q11 3.33% 3.40% 3.42% 3.46% 3.62% 3.67% 3.96%

Corporate Summary

MARKET STATISTICS AND SUMMARY OVERVIEW ($ in millions)	
Headquarters	Evansville, Indiana
Stock Exchange/Symbol	NYSE: ONB
Market Capitalization@ 11-9-11	$1.1 billion
Current Quarterly Cash Dividend	$.07
Cash Dividend Yield @ 11-9-11	2.5%
Book Value Per Common Share @ 9-30-11	$10.85
Price @ 11-9-11 / 2012 Consensus Estimate	11.5X
Institutional Ownership @ 9-30-11	58.5%
YTD 11-9-11 Average Trading Volume	650,300 shares

FINANCIAL DATA (at/for the quarter ended 9-30-11) ($ in millions)	
Total Assets	$8,932.7
Total Core Deposits (Excluding Brokered CDs)	$6,842.8
Return on Average Assets	.77%
Return on Average Common Equity	6.61%
Net Interest Margin	3.96%
Efficiency Ratio	77. 56%
Tangible Common Equity Ratio[1]	8.40%
Trust Assets Under Management	$3,961.7

Investor Inquiries:

Lynell J. Walton, CPA

SVP – Director of Investor Relations

812-464-1366 lynell.walton@oldnational.com

[1]See appendix for Non-GAAP reconciliation

COMPANY DESCRIPTION

>Old National Bancorp (NYSE: ONB) is the largest financial services bank holding company headquartered in the state of Indiana, with corporate offices in Evansville, IN

- -211 financial centers and 293 ATM's (as of 9-30-2011) located throughout Indiana, Western Kentucky and Southern Illinois
- -ONB also owns one of the largest independent insurance agencies headquartered in the state of Indiana and the 10th largest bank-owned insurance agency in the country

>Focused on true community banking, ONB provides a full range of traditional financial services to both retail and small business clients, including cash management, wealth management, leasing, investment services, capital markets and insurance

>Since late 2004, ONB has been guided by three strategic imperatives

- -Strengthen the Risk Profile
  - >Early identification and aggressive resolution of deteriorating credits
  - >Proactive risk management
- -Enhance Management Discipline
  - >Disciplined pricing of loans and deposits using market share presence
  - >Optimize balance sheet
  - >Hold managers accountable for their results
- -Achieve Consistent Quality Earnings
  - >Targeting 6% to 8% annual earnings per share growth

TOP 15 Institutional Holders (6-30-11 13F Filings)	Shares Held (in 000s)	% Ownership
BlackRock Fund Advisors	6,489.8	6.85
The Vanguard Group	4,744.1	5.01
Heartland Advisors	4,132.3	4.36
State Street Global Advisors	3,336.6	3.52
Capital World Investors	2,322.0	2.45
Northern Trust Investments	2,075.0	2.19
Dimensional Fund Advisors	1,918.0	2.02
Forest hill Capital	1,636.1	1.73
Jacobs Asset Management	1,251.7	1.32
Kennedy Capital Management	1,244.8	1.31
APG (All Pensions Group)	1,241.1	1.31
BlackRock Advisors	1,134.0	1.20
Schroder Investment Management	1,108.5	1.17
Old National Bank (Asset Management)	1,054.2	1.11
Netols Asset Management	1,003.9	1.06

9

New Old National Landscape New Old National Landscape Old National Integra Old National acquired Integra Bank through an FDIC-assisted transaction on 7-29-11

Local Unemployment Local Unemployment 56.9% / 7.4% ..5% / 8.6% 1.6% / 9.8% 0% / 9.0% 40.5% / 8.4% ..5% / 8.0% % of ONB's Indiana deposits* / Regional unemployment Unemployment data provided by Indiana Department of Workforce Development and Bureau of Labor Statistics September 2011 Unemployment: Indiana = 8.9% Illinois = 10.0% Kentucky = 9.7% Ohio = 9.1% Michigan = 11.1% USA = 9.1% 1Deposits based on 6-30-11 FDIC data (Including Integra Bank deposits) 74% of ONB deposits1 are in Indiana- majority are in regions with lowest unemployment

Asset/Liability Composition NOW & Savings Demand Deposits Money Markets Other Time Borrowings Brokered CDs Other Liability 0.39746 0.21866 0.03872 0.21078 0.09929 0.0031 0.03199 Investments Commercial Loans Commercial Real Estate Loans Consumer Loans* Residential Real Estate Covered Loans Other Asset 0.32 0.1395 0.1263 0.1007 0.0975 0.0796 0.1364 *Consumer Loans consist of 28% direct, 45% indirect and 27% HELOC. Period-End 9-30-10 *Consumer Loans consist of 28% direct, 38% indirect and 34% HELOC. Period-End 9-30-11 NOW & Savings Demand Deposits Money Markets Other Time Borrowings Brokered CDs Other Liability 0.334 0.192 0.052 0.242 0.143 0.003 0.034 Investments Commercial Loans Commercial Real Estate Loans Consumer Loans* Residential Real Estate Other Asset 0.403 0.169 0.131 0.129 0.065 0.103

Loan Concentrations - Excluding Covered Loans At 9-30-11 Commercial Commercial Real Estate Diversified Commercial Loan Portfolio

Conservative Lending Limits Borrower* Asset Quality Rating In-House Lending Limit1 ($ in millions) 0 $25 1, 2, or 3 $20 4 $15 5 $10 6 (Watch) $7.5 7 (Special Mention) $5 In-house lending limits conservative relative to ONB's legal lending limit at 9-30-11 of $98.8 million per borrower 1Includes entire relationship with borrower

Proactive Risk Management No subprime business line Conservative stance on commercial real estate Starting mid-year 2006 Reduction in higher-risk residential loans Sold $405.6 million in 2004 Sale of credit card portfolio June 2000 Minimal construction and land loan exposure 2Q11 at 3.09% vs. 2Q11 peer average of 7.20% Not participating in new shared national credits Well-staffed experienced special assets area

1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 Provision Expense 21.9 5.7 6.8 17 17.3 12 12.2 21.8 9.3 8 6.4 7.1 3.3 3.2 0 Quarterly Net Charge-Offs 6.1 15.9 5.5 13.4 12.6 13.6 12.7 21.8 6.7 8.2 6.1 6.9 2.9 5.8 4.9 2008 2009 2010 $40.8 $60.8 $28.0 $51.5 > $63.3 > $30.8 > $ in millions Long-term positive trends in credit quality resulted in decline in credit costs 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 ONB 0.0052 0.0135 0.0047 0.0114 0.0107 0.0119 0.0125 0.022 0.0072 0.009 0.0066 0.0074 0.0027 0.0056 0.005 Peer Group Average 0.003 0.0041 0.005 0.0077 0.0078 0.0133 0.0118 0.0159 0.0107 0.0131 0.0118 0.0127 0.0088 0.0109 Peer Group data per SNL Financial See Appendix for definition of Peer Group Credit Quality - Excluding Covered Loans YTD 2011 $13.6 $6.5 <

Credit Quality - Excluding Covered Loans 30+ Day Delinquent Loans Specific Segment Overview 30+ Day Delinquent Loans 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 Commercial .32% .36% .29% .26% .35% .35% .51% Commercial Real Estate .26% .52% .23% .12% .36% .19% .34% First Mortgage Residential Real Estate 1.31% 1.85% 1.73% 1.59% .98% 1.03% .82% Home Equity Lines Of Credit .49% .71% .93% .61% .33% .17% .24% All Other Consumer Loans .93% 1.16% 1.59% 1.42% 1.05% 1.28% 1.26% 1As a % of end of period loans Peer Group data per SNL Financial See Appendix for definition of Peer Group 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 ONB 0.0066 0.0084 0.0073 0.0082 0.0094 0.0089 0.0055 0.0076 0.0076 0.0069 0.0058 0.0057 0.0062 Peer Group Average 0.0118 0.013 0.0142 0.0129 0.0144 0.0166 0.0158 0.0173 0.0164 0.016 0.0157 0.0144 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 ONB 0.0004 0.0006 0.0005 0.0006 0.0007 0.0009 0.0004 0.0001 0.0004 0.0002 0.0002 0.0001 0.0003 Peer Group Average 0.0019 0.0022 0.0023 0.00256 0.0037 0.0044 0.0047 0.006 0.0059 0.0061 0.006 0.0057

3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 ONB Consolidated 114.321 124.855 86.587 101.019 94.607 103.5 104.861 100.652 75 84 115.8 105.6 98.5 ONB Excluding Monroe 94.6 85.8 77.6 $ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality - Excluding Covered Loans

3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 ONB Consolidated 105.4 116.1 122.4 113.6 101 90.1 92.4 88.8 101 103.4 102 110.9 101.6 ONB Excluding Monroe 83 98.7 90.6 $ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality - Excluding Covered Loans

3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 ONB Consolidated 68.4 64 77.4 77.7 73.7 67 68.1 68.86 69.8 70.9 121.4 118.4 124.8 ONB Excluding Monroe 82.4 79.7 84.2 $ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality - Excluding Covered Loans

1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 ONB Consolidated 0.9273 0.9477 0.9527 0.9448 0.5366 0.547 0.486 ONB Excluding Monroe 0.84 0.83 0.71 Peer Group data per SNL Financial See Appendix for definition of Peer Group Credit Quality - Excluding Covered Loans 1Does not reflect impact of $38 million loan mark on Monroe loan portfolio 1

Loan Portfolio at September 30, 2011 Commercial Commercial Real Estate Consumer Residential Mortgage HELOC Covered Loans 3Q11 1246.2 1128.3 675.2 870.7 224.2 722.266 Commercial $1,246.2 Commercial Real Estate 1,128.3 Consumer 675.2 Residential Mortgage 870.7 HELOC 224.3 Covered Loans (Integra) $711.3 Total Loans $4,856.0 $154.3 Comml, $367.8 CRE, $138.5 HELOC, $50.7 Resi Mortg $ in millions

Covered Assets at September 30, 2011 Grades 1 through 6 $281.9 Criticized - Grade 7 26.9 Classified - Grade 8 16.5 Nonaccrual - Grade 9 196.4 Retail Loans 189.6 Total Covered Loans* $711.3 Other Real Estate Owned $31.9 $ in millions Refer to Appendix for ONB Risk Grade Table Loans 90+ Days & Over $.7 *Covered loans shown net of $253.0 million discount Old National plans to show covered asset data in its Financial Trends document in future periods. Commercial Loans

Credit Area Enhancements Separate Loss Share Division created Commercial credit underwriting officers and special assets associates Engaged a third-party firm with FDIC Loss Share experience to provide guidance to include Actions necessary to preserve Loss Share coverage Types of actions/decisions permitted and advisable Best practices to insure maximum allowable loss reimbursement from FDIC Best practices to document actions/decisions taken (to meet audit scrutiny) Assistance in gathering required data and building necessary reporting infrastructure to meet FDIC reporting requirements

Credit Area Enhancements Segregated staff allows Focus on FDIC requirements in workout (and currently performing) to maximize Loss Share benefits Separation of Loss Share bank efforts from legacy portfolio credit administration to insure we don't diminish strong underwriting practices and management of risk in existing portfolio

Noninterest Expense 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 FTE's 2875 2828 2812 2708 2646 2585 2491 2618 2543 2454 2441 2415 2352 Noninterest expense was $95.2 million in 3Q11 and includes: Acquisition expenses of $6.8 million and litigation costs of $2.0 million Decrease of 18.2% or 523 FTE2 1 1 Includes 177 FTE acquired with the Monroe transaction 2 Excludes impact of FTE acquired with the Monroe and Integra transactions 2 2 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 Total Employees 3050 3015 2988 2851 2804 2740 2629 2743 2650 2602 3 3 Excludes impact of 449 FTE and 406 contract workforce acquired with the Integra transaction 3 2

2Q11 3Q11 Legacy Operations 77.5843 76.0417 Acquisition Costs 2.1728 6.77 Integra Operations 6.3 Incentive Accrual 3.174 Litigation Costs 1.954 Severance Accrual 0.878 ($1.6) Noninterest Expense $ in millions $79.8 $95.2 Reduction of Expenses in Legacy Operations

Capital Management - Recent Actions Approved share repurchase program 1-27-11 Up to 2.25 million shares of ONB common stock Ends 1-31-12 Redemption of ONB Capital Trust II $100 million at 8.00% called 12-15-10 Termination of $50 million of FHLB advances at an average rate of 1.90% and restructure of $25 million of FHLB advances with an average rate originally at 3.20% to an average rate of 2.05% in 4Q10 Retirement of $150 million of 6.75% subordinated bank notes on 10-17-11 Strong capital position allows ONB to prudently take advantage of opportunities as a result of market disruption and the difficult economic climate

Capital 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 ONB 0.1225 0.1244 0.1304 0.1398 0.1458 0.145 0.1408 0.1482 0.1342 Peer Group Average 0.0974 0.0989 0.11 0.1133 0.1157 0.1144 0.1169 0.1179 ONB Guideline 0.09 0.09 0.09 0.09 0.09 0.09 0.09 0.09 0.09 Capital levels remain strong following the acquisition of Integra Bank Among the best capitalized in our peer group Strong capital supports future growth 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 ONB 0.0853 0.0825 0.0862 0.0903 0.0958 0.0968 0.0912 0.0952 0.084 Peer Group Average 0.0715 0.071 0.0775 0.0783 0.0795 0.079 0.0803 0.0812 ONB Guideline 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 Peer Group data per SNL Financial See Appendix for definition of Peer Group

Investment Portfolio ($ in millions) Book Value Jun. 30, 2011 Book Value Sept. 30, 2011 Market Value* Jun. 30, 2011 Market Value* Sept. 30, 2011 Market Value $ Change Federal National Mortgage Association $540.9 $367.5 Federal Home Loan Mortgage Corporation 53.0 -0- Federal Home Loan Bank 33.6 3.1 Federal Farm Credit Bank 10.0 -0- Subtotal U.S. Government Agencies-Senior Debentures $629.8 $356.3 $637.5 $370.6 ($266.9) U.S. Treasury $62.3 $65.2 $62.7 $66.0 $3.3 Issued or guaranteed by FNMA, FHLMC, GNMA $1,174.2 $1,403.8 $1,206.0 $1,441.9 Nonagency guaranteed 105.5 98.6 103.5 95.1 Subtotal Mortgage Backed Securities $1,279.7 $1,502.4 $1,309.5 $1,537.0 $227.5 Trust Preferred $39.3 $39.3 $21.0 $17.7 Other Corporate 110.9 110.2 120.1 119.6 Subtotal Corporate Securities $150.2 $149.5 $141.1 $137.3 ($3.8) Municipal Securities - Taxable $256.4 $260.0 $255.6 $272.0 $16.4 Municipal Securities - Tax Exempt $314.5 $322.0 $327.8 $344.5 $16.7 Other Securities $62.5 $78.0 $62.5 $78.0 $15.5 Totals $2,755.4 $2,733.4 $2,796.7 $2,805.4 $8.7 *Includes market value for both available for sale and held to maturity securities

Municipal Bond Portfolio by State IN TX PA KY MO All Other 0.415 0.064 0.063 0.051 0.056 0.351 Based on book value at 9-30-11 Illinois exposure consists of 2 bonds representing .28% of entire municipal portfolio

M&A Strategy Branch acquisition FDIC assisted transaction Whole bank purchase Must enhance Old National's mission of being a true "community bank" Must align both strategically and culturally Must meet/exceed financial targets Must pass rigorous due diligence process

M&A Strategy Focus on community banking, client relationships and consistent quality earnings Target geographic markets Mid-sized markets within or near existing franchise with average to above average growth rates In market community banks where significant cost saves could be achieved

ONB Acquired Monroe Bancorp Transaction closed 1-1-11 Provides #1 market share in Monroe County (Bloomington, Indiana) Home to Indiana University Market has above-average growth rates and lower unemployment vs. state of Indiana Systems conversion occurred 5-14-11 Balance sheet acquired1 $419.4 million in total loans $574.0 million in total deposits 15 branch locations Consolidated 6 locations at conversion date 203 associates 1Balances at 3-31-11

Integra Trust Acquisition Transaction closed 6-1-11 Assets under management = $386.8 million1 Purchase price of $1.25 million Anticipated accretion less than $.01 per share 1Based on 12-31-10 Call Report

FDIC Acquisition of Integra Bank, NA Transaction Due Diligence Financial Impact Capital Closing / Conversion Purchased $1.8 billion in assets1 and assumed $1.8 billion of liabilities2 from the FDIC as receiver of Integra Bank, NA, Evansville, IN Approximately $.7 billion in loans covered by FDIC loss share agreement 80 / 20 loss share agreement with the FDIC subject to certain thresholds Assets discount bid = 9.74% of covered assets 1.00% core deposit premium Conducted multiple due diligences Gleaned valuable knowledge of FDIC process from other financial institutions Utilized third-party expertise Expected to be immediately accretive to EPS in 2011, excluding one-time charges of approximately $13 to $15 million Expected 2012 EPS accretion $.20 to $.25 per share Expected cost saves of 75% Exceeds internal rate of return targets Pro forma efficiency ratio to mid 60's% in 2012 Create goodwill of $29.7 million No additional capital raise needed All regulatory approvals were received Transaction closed July 29, 2011 Anticipate conversion to be December 9, 2011 1 Including fair value of $.8 billion in loans and other real estate owned, $.5 billion of marketable securities and $.3 billion of cash and cash equivalents 2 Including approximately $1.4 billion in customer deposits - no brokered deposits were assumed

Appendix Old National Bancorp

CD Maturity Schedule Bucket Amount ($ in 000's) Rate 0-30 days $97,789 1.33% 31-60 days 80,625 1.12% 61-90 days 86,795 .76% 91-120 days 63,412 .76% 121-150 days 55,825 .83% 151-180 days 105,212 1.17% 181-210 days 85,627 1.36% 211-240 days 89,805 1.73% 241-270 days 84,022 1.63% 271-300 days 80,927 1.34% 301-330 days 118,058 1.87% 331-365 days 47,976 1.07% 1-2 years 330,160 2.84% 2-3 years 145,834 2.20% 3-4 years 71,192 2.83% 4-5 years 58,836 3.00% Over 5 years 88,628 4.56% Represents CD maturities at September 30, 2011.

Minimal Shared National Credits 1All but one in ONB footprint of Indiana, Kentucky or Illinois 2Refer to Appendix for ONB Loan Risk Grade Table ($ in millions) 3Q10 4Q10 1Q11 2Q11 3Q11 Count (#)1 10 8 7 7 7 Total exposure $118.2 $83.4 $68.2 $70.6 $70.5 Dollar outstanding $38.7 $23.0 $24.4 $21.4 $22.9 Largest exposure $20.0 $15.0 $15.0 $15.0 $15.0 Weighted average risk grade2 1.7 1.7 1.8 1.8 1.9

ONB Loan Risk Grades Grade Name 0 Investment Grade 1 Minimal Risk 2 Modest Risk 3 Average Risk 4 Monitor 5 Weak Monitor 6 Watch 7 Criticized (Special Mention) 8 Classified (Problem) 9 Nonaccrual

Other Classified Assets ($ in millions) Book Value June 30, 2011 Book Value Sept 30, 2011 Market Value June 30, 2011 Market Value Sept. 30, 2011 Corporate Bonds $3.4 $3.4 $2.9 $2.3 Pooled Trust Preferred Securities $27.3 $27.3 $9.7 $7.5 Non-Agency Mortgage Backed Securities $86.6 $82.5 $84.1 $78.5 Totals $117.3 $113.2 $96.7 $88.3

Quick Home Refi (QHR) Product Statistics Term 10 years 32% 15 years 37% 20 years 11% 25 years 6% 30 years 14% Based on September 30, 2011 portfolio data. Average loan amount $80,120 Average yield of closed loans 4.35% Average Credit Score 776 Average FICO 290 Average debt to income 23% Average loan to value 59%

Securities with OTTI *Lowest credit rating provided by any nationally recognized credit rating agency. Vintage Lowest Credit Rating* Book Value at Sept. 30, 2011 OTTI 1Q11 OTTI 2Q11 OTTI 3Q11 OTTI Life to Date BAFC Ser 4 2007 CCC $14,026 $- $- $142 CWALT Ser 73CB 2005 CC 3,842 - - 290 CWALT Ser 73CB 2005 CC 4,791 - - 609 CWHL 2006-10 (security sold 1Q11) 2006 - - - 1,071 CWHL 2005-20 2005 CC 5,332 - - 111 FHASI Ser 4 2007 CC 20,003 202 138 1,192 HALO Ser 1R 2006 B 15,640 - 16 16 RFMSI Ser S9 (security sold 4Q10) 2006 - - - 2,803 RFMSI Ser S10 2006 CC 4,217 97 46 468 RALI QS2 (security sold 4Q10) 2006 - - - 1,017 RFMSI S1 2006 CCC 2,802 - - 206 Totals Non-Agency Mortgage Backed Securities $70,653 $299 $200 $- $7,925 TROPC 2003 C $977 - - $3,961 MM Community Funding IX 2003 D 2,076 - - 2,777 Reg Div Funding 2004 D 4,194 - - 5,520 PRETSL XII 2003 C 2,886 - - 1,897 PRETSL XV 2004 C 1,695 - - 3,374 Reg Div Funding 2005 C 311 - - 3,767 Totals Pooled Trust Preferred Securities $12,139 $- $- $- $21,296 Grand Totals $82, 792 $299 $200 $- $29,221 $ in thousands

Non-GAAP Reconciliations (End of period balances - $ in millions) 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 Total Shareholders' Equity $634.6 $865.4 $843.8 $855.5 $874.7 $895.7 $878.8 $984.0 $1,008.3 $1,027.7 Deduct: Goodwill and Intangible Assets (204.0) (202.4) (200.2) (198.6) (197.1) (195.6) (194.1) (271.0) (270.4) (302.3) Tangible Common Shareholders' Equity $430.6 $663.0 $643.6 $657.0 $677.7 $700.1 $684.7 $713.0 737.8 $725.4 Total Assets $8,012.2 $7,973.5 $8,005.3 $7,818.3 $7,701.1 $7,506.1 $7,263.9 $8,053.3 $8,018.8 $8,932.7 Add: Trust Overdrafts - .4 .2 .3 .1 .1 .5 .1 .4 .4 Deduct: Goodwill and Intangible Assets (204.0) (202.4) (200.2) (198.6) (197.1) (195.6) (194.1) (271.0) (270.4) (302.3) Tangible Assets $7,808.2 $7,771.6 $7,805.4 $7,620.0 $7,504.1 $7,310.6 $7,070.3 $7,814.4 $7,748.8 $8,630.8 Tangible Common Equity to Tangible Assets 5.51% 8.53% 8.25% 8.62% 9.03% 9.58% 9.68% 9.12% 9.52% 8.40% Risk Adjusted Assets $5,529.0 $5,410.9 $5,173.1 $5,038.2 $4,847.4 $4,803.2 $4,720.9 $5,062.8 $4,978.4 $5,406.5 Tangible Common Equity to Risk Weighted Assets 7.79% 12.25% 12.44% 13.04% 13.98% 14.58% 14.50% 14.08% 14.82% 13.42% End of period balances - $ in millions

The Old National Peer Group

Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB

Name	Ticker	Name	Ticker
1st Source Corporation	SRCE	Hancock Holding Company	HBHC
BancFirst Corporation	BANF	Heartland Financial USA, Inc.	HTLF
BancorpSouth, Inc.	BXS	IBERIABANK Corporation	IBKC
Bank of Hawaii Corporation	BOH	MB Financial, Inc.	MBFI
Chemical Financial Corporation	CHFC	Park National Corporation	PRK
Commerce Bancshares, Inc.	CBSH	Pinnacle Financial Partners, Inc.	PNFP
Cullen/Frost Bankers, Inc.	CFR	Prosperity Bancshares, Inc.	PRSP
F.N.B. Corporation	FNB	S&T Bancorp, Inc.	STBA
First Commonwealth Financial Corporation	FCF	Susquehanna Bancshares, Inc.	SUSQ
First Financial Bancorp.	FFBC	Trustmark Corporation	TRMK
First Interstate BancSystem, Inc.	FIBK	UMB Financial Corporation	UMBF
First Merchants Corporation	FRME	United Bankshares, Inc.	UBSI
First Midwest Bancorp, Inc.	FMBI	Valley National Bancorp	VLY
FirstMerit Corporation	FMER	WesBanco, Inc.	WSBC
Glacier Bancorp, Inc.	GBCI	Wintrust Financial Corporation	WTFC

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Investor Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP - Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com